EX-21.1 SUBSIDIARIES OF THE REGISTRANT

SUBSIDIARIES OF THE REGISTRANT

• GSE Bentoliner, Inc.

Jurisdiction of organization:	South Dakota

Other trade names used:	None

• GSE Lining Technology, Inc.

Jurisdiction of organization:	Delaware

Other trade names used:
Bentofix; GSE Conductive; GSE Conductive White; GSE Curtain Wall, GSE Fabricap; GSE FabriNet HS; GSE FabriNet UF; GSE Flexitanks; GSE Geomembranes; GSE Geonets & Geocomposites; GSE Green; GSE GundSeal GCLs; GSE GundWall; GSE HD; GSE HD Textured; GSE HD White; GSE Hyperflex; GSE HyperFriction Flex; GSE HyperNet CP; GSE HyperNet HF; GSE HyperNet HS: GSE HyperNet UF; GSE Nonwoven Geotextiles; GSE Nonwoven Technology Company; GSE Polylock; GSEQuick Cover; GSE QuickContainment; GSE Smooth Edge; GSE Tunnelliner; GSE Ultraflex; GSE UltraFlex Textured; GSE UltraFlex White; GSE UltraFlex White Textured; GSE UltraFriction Flex; GSE VFPE; GSE White; GSE White Textured; Geotextiles

• GSE Clay Lining Technology Co.

Jurisdiction of organization:	South Dakota

Other trade names used:	None

• GSE International, Inc.

Jurisdiction of organization:	Delaware

Other trade names used:	None

• GSE Lining Technology Chile

Jurisdiction of organization:	Republic of Chile

Other trade names used:	None

• GSE Lining Technology GmbH

Jurisdiction of organization:	Germany

Other trade names used:	Tunnel Liner

• GSE (UK) Limited

Jurisdiction of organization:	England

Other trade names used:	None

• GSE Lining Technology Limited

Jurisdiction of organization:	England

Other trade names used:	None

Subsidiaries of the Registrant	Page 2 of 2

• GSE Lining Technology Co. Egypt S.A.E.

Jurisdiction of organization:	Egypt

Other trade names used:	None

• Hyma/GSE Lining Technology Co.

Jurisdiction of organization:	Egypt

Other trade names used:	None

• Hyma/GSE Manufacturing Co. S.A.E.

Jurisdiction of organization	Egypt

Other trade names used:	None

• GSE Lining Technology Company Ltd.

Jurisdiction of organization:	Thailand

Other trade names used:	None

• GSE Australia Pty Ltd.

Jurisdiction of organization:	Australia

Other trade names used:	None

• GSE Gulf Offshore Ltd.

Jurisdiction of organization:	British Virgin Islands

Other trade names used:	None

• GSE Lining Technology (Canada) Ltd.

Jurisdiction of organization:	Canada

Other trade names used:	None

• Bentofix Technologies, Inc.

Jurisdiction of organization:	Canada

Other trade names used:	None

• Bentofix Technologies (USA) Inc.

Jurisdiction of organization:	Nevada

Other trade names used:	None